Investor Contact:
Dominick Ragone
Chief Financial Officer
(646) 861-7500

For Release:  March 4, 2009

Icahn Enterprises L.P. Files Annual Report; Reports Fourth Quarter Financial Results
Announces Quarterly Distribution and Earnings Call

New York, NY – Icahn Enterprises L.P. (NYSE: IEP) today filed its annual report on Form 10-K and reported net loss of $43 million, or $0.80 per LP unit, for the twelve months ended December 31, 2008, compared to net earnings of $308 million, or $1.58 per LP unit, for the same period in fiscal 2007.  Icahn Enterprises declared a quarterly distribution of $0.25 per unit on its depositary units, payable in the first quarter of fiscal 2009.  The distribution will be paid on March 30, 2009 to depositary unitholders of record at the close of business on March 16, 2009.

Full Year 2008

For the twelve months ended December 31, 2008, revenues were $5,027 million as compared to $2,491 million in the twelve months ended December 31, 2007.  Loss from continuing operations was $528 million for the twelve months ended December 31, 2008, which included restructuring expenses and impairment charges primarily for goodwill and intangible assets aggregating $453 million, compared to income of $219 million for the comparable period of fiscal 2007, which included restructuring expenses and impairment charges primarily for tangible assets aggregating $32 million.  Income from discontinued operations was $485 million for the twelve months ended December 31, 2008, compared to $89 million for the comparable period in fiscal 2007.

Three Months Ended December 31, 2008

For the three months ended December 31, 2008, revenues were $236 million as compared to $339 million in the three months ended December 31, 2007.  Loss from continuing operations was $467 million for the three months ended December 31, 2008, which included restructuring expenses and impairment charges primarily for goodwill and intangible assets aggregating $426 million, compared to a loss of $15 million for the comparable period of fiscal 2007, which included restructuring expenses and impairment charges for tangible and intangible assets aggregating $8 million.  Loss from discontinued operations was $1 million for the three months ended December 31, 2008, compared to income of $13 million for the comparable period in fiscal 2007.

Conference Call Information

Icahn Enterprises L.P. will discuss its fourth quarter results on a conference call and Webcast on Thursday, March 5, 2009 at 10:00 a.m. EST.  The Webcast can be viewed live on Icahn Enterprises L.P.’s website at www.icahnenterprises.com.  It will also be archived and made available at www.icahnenterprises.com under the Investor Relations section.  The toll-free dial-in number for the conference call in the United States (800) 938-1410.  The international number is (702) 696-4768.  The access code for both is 87664899.

Copies of Annual Report on Form 10-K
Holders of our depositary units, our preferred depositary units or our notes may contact us at the address below to request a hard copy of the 2008 annual report.

Investor Relations Department
Icahn Enterprises L.P
767 Fifth Avenue, 47th Floor
New York, New York 10153
Email: ir@ielp.com

* * *

Icahn Enterprises L.P. (NYSE: IEP), a master limited partnership, is a diversified holding company engaged in five primary business segments:  Investment Management, Automotive, Metals, Real Estate and Home Fashion.  For more information, please visit the company’s website at www.icahnenterprises.com.

Caution Concerning Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict.  Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries.  Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment management activities, including the nature of the investments made by the private funds we manage, losses in the private funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies, and competition for residential and investment properties; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the SEC.  We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

APPENDIX I

CONSOLIDATED STATEMENTS OF OPERATIONS
In millions except per unit data

	Three Months Ended
	December 31,
	2008	2007

Revenues	$236	$339
Expenses	2,230	471
	(1,994)	(132)

Income tax benefit	62	5
Non-controlling interests in loss	1,465	112

Loss from continuing operations	(467)	(15)
(Loss) income from discontinued operations	(1)	13

Net loss	$(468)	$(2)

Net earnings (loss) attributable to:

Limited partners	$1	$(2)
General partner	(469)	-
	$(468)	$(2)
Net (loss) earnings per LP unit:

Basic and diluted earnings (loss):
Loss from continuing operations	$(6.49)	$(0.21)
(Loss) income from discontinued operations	(0.02)	0.19

Basic and diluted loss per LP unit	$(6.51)	$(0.02)

Weighted-average LP units
outstanding	72	70

APPENDIX II

CONSOLIDATED STATEMENTS OF OPERATIONS
In millions except per unit data

	Twelve Months Ended
	December 31,
	2008	2007

Revenues	$5,027	$2,491
Expenses	8,153	2,002
	(3,126)	489

Income tax expense	(47)	(9)
Non-controlling interests in (income) loss	2,645	(261)

(Loss) income from continuing operations	(528)	219
Income from discontinued operations	485	89

Net (loss) earnings	$(43)	$308

Net (loss) earnings attributable to:

Limited partners	$(57)	$103
General partner	14	205
	$(43)	$308
Net (loss) earnings per LP unit:

Basic and diluted earnings (loss):
(Loss) income from continuing operations	$(7.84)	$0.24
Income from discontinued operations	7.04	1.34

Basic and diluted (loss) earnings per LP unit	$(0.80)	$1.58

Weighted-average LP units
outstanding	71	65

APPENDIX III

CONSOLIDATED BALANCE SHEETS

The following table presents Icahn Enterprises L.P.'s consolidated summary balance sheet data
(in millions)

	December 31,	December 31,
	2008	2007

ASSETS
Investment Management:
Cash and cash equivalents	$5	$26
Cash held at consolidated affiliated partnerships and restricted cash	3,862	1,105
Securities owned, at fair value	4,261	5,920
Other assets	236	999
	8,364	8,050
Automotive:
Cash and cash equivalents	888	-
Inventories, net	894	-
Property, plant and equipment, net	1,911	-
Goodwill and other assets	3,529	-
	7,222	-
Metals, Real Estate and Home Fashion:
Cash and cash equivalents	350	328
Other assets	1,426	1,129
	1,776	1,457
Holding Company:
Cash and cash equivalents	1,369	1,759
Other assets	84	1,168
	1,453	2,927

Total Assets	$18,815	$12,434

LIABILITIES AND PARTNERS' EQUITY
Investment Management:
Accounts payable, accrued expenses and other liabilities	$1,106	$468
Securities sold, not yet purchased, at fair value	2,273	206
Due to broker	713	-
	4,092	674
Automotive:
Accounts payable, accrued expenses, and other liabilities	2,068	-
Debt	2,576	-
Postemployment benefit liability	1,302	-
	5,946	-
Metals, Real Estate and Home Fashion:
Accounts payable, accrued expenses, and other liabilities	156	189
Debt	126	116
	282	305
Holding Company:
Accounts payable, accrued expenses, and other liabilities	154	358
Debt	1,869	1,925
Preferred Limited Partner units	130	124
	2,153	2,407
Total Liabilities	12,473	3,386

Non-controlling interests	3,944	6,735
Partners' equity	2,398	2,313

Total Liabilities and Partners' Equity	$18,815	$12,434